Exhibit 99.1

Press Release

CONTACT:

Jon Kathol

Vice President, Investor Relations

Tel:813-544-8515

investorrelations@primowater.com

PRIMO WATER CORPORATION ANNOUNCES STRONG SECOND QUARTER 2022 RESULTS AND RAISES FULL YEAR GUIDANCE

Company issues third quarter guidance and raises full year revenue and Adjusted EBITDA guidance

TAMPA, FL - August 11, 2022 - Primo Water Corporation (NYSE: PRMW; TSX: PRMW) (the “Company” or “Primo”), a leading provider of sustainable drinking water solutions in North America and Europe, today announced its results for the second quarter ended July 2, 2022.

(Unless stated otherwise, all second quarter 2022 comparisons are relative to the second quarter of 2021; all information is in U.S. dollars.)

SECOND QUARTER HIGHLIGHTS

•	Revenue increased 9% to $571 million compared to $526 million (increased 16% excluding the exit of the single-use bottled water retail business in North America and the impact of foreign exchange).

•	Reported net loss and net loss per diluted share were $23 million and $0.14, respectively, compared to reported net loss and net loss per diluted share of $8 million and $0.05, respectively. Adjusted net income and adjusted net income per diluted share were $33 million and $0.21, respectively, compared to adjusted net income and adjusted net income per diluted share of $28 million and $0.17, respectively.

•	Adjusted EBITDA increased 9% to $108 million compared to $100 million and Adjusted EBITDA margin was maintained at 18.9% for the quarter.

•	Company increases full year 2022 revenue growth expectation to between 12% to 14%, adjusted for the exit of the single-use bottled water retail business in North America, and increases full year 2022 Adjusted EBITDA outlook to between $415 million and $425 million.

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	For the Three Months Ended
(in millions of U.S. dollars, except per share amounts, percentages and bps)	July 2, 2022	July 3, 2021	Y/Y Change
Revenue, net	$571.4	$526.1	9%
Net loss	$(22.5)	$(8.3)	$(14.2)
Net loss per diluted share	$(0.14)	$(0.05)	$(0.09)
Adjusted net income	$33.3	$27.5	$5.8
Adjusted net income per diluted share	$0.21	$0.17	$0.04
Adjusted EBITDA	$108.0	$99.5	9%
Adjusted EBITDA margin %	18.9%	18.9%	0	bps

“I am very pleased with our revenue and adjusted EBITDA growth in the second quarter, accentuating a solid first-half performance that puts us on pace to exceed our previous full-year 2022 targets. Our results were driven by improved pricing, volume, and customer growth. Our pricing actions and operational performance give us the confidence to increase our 2022 outlook to 12% to 14% revenue growth (adjusted for the exit of the single-use bottled water retail business in North America) and Adjusted EBITDA to between $415 million and $425 million dollars, despite a challenging Euro devaluation, unprecedented inflationary environment and the exit of our business in Russia. As we continue to transform and reshape Primo, we are a fundamentally stronger business than ever before. Our strategy is working as evidenced by our first half 2022 performance and we remain confident in our ability to achieve our long-term 2024 outlook of high single-digit organic revenue growth with Adjusted EBITDA approaching $525 million dollars,” said Tom Harrington, Primo’s Chief Executive Officer.

"We are pleased that Primo’s cash flow and balance sheet enable us to simultaneously return value to shareholders through regular quarterly dividends, as well as an opportunistic share repurchase program of $100 million dollars, while at the same time continuing to invest in internal and external opportunities that will further strengthen our operations and drive long-term growth,” said Mr. Harrington.

OUTLOOK

Primo is targeting the following results from continuing operations for the third quarter and full year 2022:

	Q3 2022		FY 2022
	Range		Range
($ in millions)	Low	High	Low	High
Revenue	$570	$590	12%[1] 14%[1]
Adjusted EBITDA	$115	$120	$415	$425
Cash Taxes			~ $10
Interest			~ $60
Cap-Ex			~ $200

1Adjusted for the exit of North America single-use retail bottled water business and including revenue from 2021 tuck-in acquisitions. Assumes current FX rates.

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SECOND QUARTER 2022 RESULTS CONFERENCE CALL

Primo will host a conference call, to be simultaneously webcast, on Thursday, August 11, 2022, at 10:00 a.m. Eastern Time. A question-and-answer session will follow management's presentation. To participate, please call the following numbers:

North America: (888) 664-6392

International: (416) 764-8659

Conference ID: 75198085

This is a live, listen-only dial-in telephone line.

A slide presentation and live audio webcast will be available through Primo’s website at https://www.primowatercorp.com. The earnings conference call will be recorded and archived for playback on the investor relations section of the website for a period of two weeks following the event.

SECOND QUARTER GLOBAL PERFORMANCE

•	Revenue increased 9% to $571 million compared to $526 million (increased by 16% excluding the exit of the single-use bottled water retail business in North America and the impact of foreign exchange). The increase was driven by customer growth, increased demand across our customer base, price increases and the benefit from tuck-in acquisitions, partially offset by the exit from the single-use bottled water retail business in North America and foreign exchange headwinds. Revenue growth by channel is tabulated below:

	For the Three Months Ended
(in millions of U.S. dollars)	July 2, 2022	July 3, 2021	Change	%Change
Revenue, net
Water Direct/Water Exchange	$386.5	$323.0	$63.5	20%
Water Refill/Water Filtration	56.2	53.1	3.1	6%
Other Water	44.1	64.6	(20.5)	-32%
Water Dispensers	18.5	17.6	0.9	5%
Other	66.1	67.8	(1.7)	-3%
Revenue, net as reported	$571.4	$526.1	$45.3	9%
Less: Single-use retail bottled water business in North America	(14.4)	(36.5)	22.1	-61%
Adjusted revenue	$557.0	$489.6	$67.4	14%
Foreign exchange impact	13.2	—	13.2	n/a
Adjusted revenue excluding foreign exchange impact	$570.2	$489.6	$80.6	16

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•	Gross profit increased 12% to $332 million compared to $297 million. Gross margin grew by 170 basis points to 58.2% compared to 56.5%, driven by price increases, Water Direct volume growth and the exit of the single-use retail bottled water business in North America, partially offset by foreign exchange headwinds.

•	SG&A expenses increased 12% to $292 million compared to $260 million. The increase was driven by higher selling and operating costs supporting the volume and revenue growth of the business as well as general inflationary cost increases.

•	Reported net loss and net loss per diluted share were $23 million and $0.14, respectively, compared to reported net loss and net loss per diluted share of $8 million and $0.05, respectively. Adjusted net income and adjusted net income per diluted share were $33 million and $0.21, respectively, compared to adjusted net income and adjusted net income per diluted share of $28 million and $0.17, respectively.

•	Adjusted EBITDA increased 9% to $108 million compared to $100 million, driven primarily by price increases, increased demand for products and services across our customer base and the exit of the single-use bottled water retail business in North America. Adjusted EBITDA margin remained at 18.9% for the quarter.

•	Net cash provided by operating activities of $67 million, less $49 million of capital expenditures and additions to intangible assets, resulted in $18 million of free cash flow, or $21 million of adjusted free cash flow (adjusting for the items set forth on Exhibit 7), compared to adjusted free cash flow of $26 million in the prior year.

SECOND QUARTER REPORTING SEGMENT PERFORMANCE

During the second quarter the Company realigned certain of its businesses previously included in the Rest of World segment (now renamed “Europe”) between the Europe reporting segment and the Other category. The Company’s two reporting segments are now North America and Europe. Segment reporting results have been recast to reflect these changes for all periods presented.

North America

•	Revenue increased 10% to $437 million (increased by 17% excluding the single-use bottled water retail business in North America) driven by customer growth, price increases, and increased demand for products and services from residential and business-to-business customers, partially offset by the exit from the single-use bottled water retail business in North America.
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	For the Three Months Ended
(in millions of U.S. dollars)	July 2, 2022	July 3, 2021	Change	%Change
Revenue, net
Water Direct/Water Exchange	$321.1	$264.9	$56.2	21%
Water Refill/Water Filtration	47.3	45.1	2.2	5%
Other Water	22.2	42.2	(20.0)	-47%
Water Dispensers	18.5	17.6	0.9	5%
Other	27.6	26.9	0.7	3%
Revenue, net as reported	$436.7	$396.7	$40.0	10%
Less: Single-use retail bottled water business in North America	(14.4)	(36.5)	21.2	-60%
Adjusted revenue	$422.3	$360.2	$61.2	17%
Foreign exchange impact	0.7	—	0.7	n/a%
Adjusted revenue excluding foreign exchange impact	$423.0	$360.2	$61.9	17%

Europe

•	Revenue increased 9% to $70 million (increased 22% excluding the impact of foreign exchange) driven by increased demand for our products and services from residential and business-to-business customers and tuck-in acquisitions, partially offset by foreign exchange impact.

	For the Three Months Ended
(in millions of U.S. dollars)	July 2, 2022	July 3, 2021	Change	%Change
Revenue, net
Water Direct/Water Exchange	$53.7	$47.7	$6.0	13%
Water Refill/Water Filtration	8.2	7.8	0.4	5%
Other Water	0.4	0.4	—	0%
Water Dispensers	—	—	—	—
Other	7.6	8.4	(0.8)	-10%
Revenue, net as reported	$69.9	$64.3	$5.6	9%
Foreign exchange impact	8.6	—	8.6	n/a
Revenue excluding foreign exchange impact	$78.5	$64.3	$14.2	22%

ABOUT PRIMO WATER CORPORATION

Primo Water Corporation is a leading pure-play water solutions provider in North America and Europe and generates approximately $2.1 billion in annual revenue. Primo operates largely under a recurring razor/razorblade revenue model. The razor in Primo’s revenue model is its industry leading line-up of sleek and innovative water dispensers, which are sold through retailers and online at various price points. The dispensers help increase household penetration which drives recurring purchases of Primo’s razorblade offering. Primo’s razorblade offering is comprised of Water Direct, Water Exchange, and Water Refill. Through its Water Direct business, Primo delivers sustainable hydration solutions across its 21-country footprint direct to the customer’s door, whether at home or to businesses. Through its Water Exchange and Water Refill businesses, Primo offers pre-filled and reusable containers at approximately 14,000 locations, water dispenser sales at approximately 9,000 locations and water refill units at approximately 24,000 locations, respectively. Primo also offers water filtration units across its 21-country footprint.

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Primo’s water solutions expand consumer access to purified, spring, and mineral water to promote a healthier, more sustainable lifestyle while simultaneously reducing plastic waste and pollution. Primo is committed to its water stewardship standards and is proud to partner with the International Bottled Water Association (IBWA) in North America as well as with Watercoolers Europe (WE), which ensure strict adherence to safety, quality, sanitation and regulatory standards for the benefit of consumer protection.

Primo is headquartered in Tampa, Florida (USA). For more information, visit www.primowatercorp.com.

Non-GAAP Measures

To supplement its reporting of financial measures determined in accordance with U.S. GAAP (Generally Accepted Accounting Principles), Primo utilizes certain non-GAAP financial measures. Primo excludes from GAAP revenue the impact of foreign exchange and the impact of the now-exited small-format single-use retail bottled water business in North America to separate the impact of these items from Primo’s results of operations. Primo also utilizes Adjusted net income (loss), Adjusted net income (loss) per diluted share, Adjusted EBITDA and Adjusted EBITDA margin to separate the impact of certain items from the underlying business. Because Primo uses these adjusted financial results in the management of its business, management believes this supplemental information is useful to investors for their independent evaluation and understanding of Primo’s underlying business performance and the performance of its management. Additionally, Primo supplements its reporting of net cash provided by (used in) operating activities from continuing operations determined in accordance with GAAP by excluding additions to property, plant and equipment and additions to intangible assets to present free cash flow, and by excluding the items identified on the exhibits hereto to present adjusted free cash flow, which management believes provides useful information to investors in assessing our performance, comparing Primo’s performance to the performance of the Company’s peer group and assessing the Company’s ability to service debt and finance strategic opportunities, which include investing in Primo’s business, making strategic acquisitions, paying dividends, and strengthening the balance sheet. With respect to the Company’s expectations of its future performance, the Company’s reconciliations of Q3 2022 and full year 2022 Adjusted EBITDA and 2024 Adjusted EBITDA are not available, as the Company is unable to quantify certain amounts to the degree of precision that would be required in the relevant GAAP measures without unreasonable effort. These items include taxes, interest costs that would occur if the Company issued debt, and costs to acquire and or sell a business if the Company executed such transactions, which could significantly affect our financial results. These items depend on highly variable factors and any such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Primo expects the variability of these factors to have a significant, and potentially unpredictable, impact on the Company’s future GAAP financial results. The non-GAAP financial measures described above are in addition to, and not meant to be considered superior to, or a substitute for, Primo’s financial statements prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this earnings announcement reflect management's judgment of particular items, and may be different from, and therefore may not be comparable to, similarly titled measures reported by other companies.

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Safe Harbor Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 conveying management’s expectations as to the future based on plans, estimates and projections at the time Primo makes the statements. Forward-looking statements involve inherent risks and uncertainties and Primo cautions you that several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements contained in this press release include, but are not limited to, statements related to the amount of shares that may be repurchased under the share repurchase program, future financial and operating trends and results (including Primo’s outlook on third quarter and full year 2022 revenue and Adjusted EBITDA and Primo’s multi-year growth algorithm), and related matters. The forward-looking statements are based on assumptions regarding management’s current plans and estimates. Management believes these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this press release include, among others: the impact of the spread of COVID-19, related government actions and Primo’s strategy in response thereto on our business, financial condition and results of operations; Primo’s ability to compete successfully in the markets in which it operates; fluctuations in commodity prices and Primo’s ability to pass on increased costs to its customers or hedge against such rising costs, and the impact of those increased prices on its volumes; Primo’s ability to maintain favorable arrangements and relationships with its suppliers; Primo’s ability to manage its operations successfully; currency fluctuations that adversely affect the exchange between currencies including the U.S. dollar, the British pound sterling, the Euro and the Canadian dollar; the impact on Primo’s financial results from uncertainty in the financial markets and other adverse changes in general economic conditions, including inflation and interest rates; any disruption to production at Primo’s manufacturing facilities; Primo’s ability to maintain access to its water sources; the impact of climate change on Primo’s business; Primo’s ability to protect its intellectual property; the seasonal nature of Primo’s business and the effect of adverse weather conditions; the impact of national, regional and global events, including those of a political, economic, business and competitive nature; Primo’s ability to fully realize the potential benefit of transactions or other strategic opportunities that it pursues; Primo’s ability to realize cost synergies of its acquisitions due to integration difficulties and other challenges; Primo’s exposure to intangible asset risk; Primo’s ability to meet its obligations under its debt agreements, and risks of further increases to its indebtedness; Primo’s ability to maintain compliance with the covenants and conditions under its debt agreements; fluctuations in interest rates, which could increase Primo’s borrowing costs; Primo’s ability to recruit, retain and integrate new management; Primo’s ability to renew its collective bargaining agreements from time to time on satisfactory terms; compliance with product health and safety standards; liability for injury or illness caused by the consumption of contaminated products; liability and damage to Primo’s reputation as a result of litigation or legal proceedings; changes in the legal and regulatory environment in which Primo operates; Primo’s ability to adequately address the challenges and risks associated with its international operations and address difficulties in complying with laws and regulations including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act of 2010; the impact on Primo’s tax obligations and effective tax rate arising from changes in local tax laws or countries adopting more aggressive interpretations of tax laws; disruptions in Primo’s information systems; Primo’s ability to securely maintain its customers’ confidential or credit card information, or other private data relating to Primo’s employees or the Company; Primo’s ability to maintain its quarterly dividend; or credit rating changes.

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The foregoing list of factors is not exhaustive. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers are urged to carefully review and consider the various disclosures, including but not limited to risk factors contained in Primo’s Annual Report on Form 10-K and its quarterly reports on Form 10-Q, as well as other filings with the securities commissions. Primo does not undertake to update or revise any of these statements considering new information or future events, except as expressly required by applicable law.

Website: www.primowatercorp.com

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PRIMO WATER CORPORATION				EXHIBIT 1
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions of U.S. dollars, except share and per share amounts)
Unaudited

	For the Three Months Ended		For the Six Months Ended
	July 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021
Revenue, net	$571.4	$526.1	$1,097.5	$1,004.5
Cost of sales	239.1	228.9	465.6	442.8
Gross profit	332.3	297.2	631.9	561.7
Selling, general and administrative expenses	291.6	259.9	569.9	507.9
Loss on disposal of property, plant and equipment, net	0.1	3.3	1.8	5.4
Acquisition and integration expenses	4.9	2.4	9.2	3.7
Impairment charges	29.1	—	29.1	—
Operating income	6.6	31.6	21.9	44.7
Other expense, net	10.7	25.6	13.4	25.2
Interest expense, net	17.0	17.7	33.9	36.7
Loss before income taxes	(21.1)	(11.7)	(25.4)	(17.2)
Income tax expense (benefit)	1.4	(3.4)	3.8	1.3
Net Loss	$(22.5)	$(8.3)	$(29.2)	$(18.5)

Net loss per common share

Basic	$(0.14)	$(0.05)	$(0.18)	$(0.11)
Diluted	$(0.14)	$(0.05)	$(0.18)	$(0.11)

Weighted average common shares outstanding (in thousands)
Basic	161,149	161,561	161,038	161,097
Diluted	161,149	161,561	161,038	161,097

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PRIMO WATER CORPORATION		EXHIBIT 2
CONSOLIDATED BALANCE SHEETS
(in millions of U.S. dollars, except share amounts)
Unaudited

	July 2, 2022	January 1, 2022
ASSETS
Current assets
Cash and cash equivalents	$98.5	$128.4
Accounts receivable, net of allowance of $22.7 ($20.8 as of January 1, 2022)	283.6	261.6
Inventories	109.7	94.6
Prepaid expenses and other current assets	63.5	25.2
Total current assets	555.3	509.8
Property, plant and equipment, net	678.6	718.1
Operating lease right-of-use-assets	168.2	177.4
Goodwill	1,285.6	1,321.4
Intangible assets, net	912.2	969.8
Other long-term assets, net	29.4	26.9
Total assets	$3,629.3	$3,723.4
LIABILITIES AND EQUITY
Current liabilities
Short-term borrowings	$235.2	$222.1
Current maturities of long-term debt	17.1	17.7
Accounts payable and accrued liabilities	430.2	437.7
Current operating lease obligations	32.5	32.3
Total current liabilities	715.0	709.8
Long-term debt	1,274.5	1,321.1
Operating lease obligations	139.4	148.7
Deferred tax liabilities	157.9	158.8
Other long-term liabilities	65.7	64.9
Total liabilities	2,352.5	2,403.3
Shareholders' Equity
Common shares, no par value -161,209,111 (January 1, 2022 - 160,732,552) shares issued	1,292.6	1,286.9
Additional paid-in-capital	87.3	85.9
(Accumulated deficit) retained earnings	(35.7)	16.4
Accumulated other comprehensive loss	(67.4)	(69.1)
Total shareholders' equity	1,276.8	1,320.1
Total liabilities and shareholders' equity	$3,629.3	$3,723.4

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PRIMO WATER CORPORATION				EXHIBIT 3
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions of U.S. dollars)
Unaudited
	For the Three Months Ended		For the Six Months Ended
	July 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021

Cash flows from operating activities:
Net Loss	$(22.5)	$(8.3)	$(29.2)	$(18.5)
Adjustments to reconcile net loss to cash flows from operating activities of continuing operations:
Depreciation and amortization	60.2	52.0	121.4	105.1
Amortization of financing fees	0.8	0.9	1.7	1.7
Share-based compensation expense	4.2	3.8	7.5	6.2
(Benefit) provision for deferred income taxes	(0.1)	(4.2)	1.5	(0.6)
Gain on sale of business	—	—	(0.4)	—
Loss on extinguishment of debt	—	27.2	—	27.2
Impairment charges	29.1	—	29.1	—
Loss on disposal of property, plant and equipment, net	0.1	3.3	1.8	5.4
Other non-cash items	11.0	(1.2)	13.1	(1.0)
Change in operating assets and liabilities, net of acquisitions:
Accounts receivable	(21.3)	(52.2)	(33.2)	(61.9)
Inventories	(8.0)	(6.3)	(19.1)	(3.1)
Prepaid expenses and other current assets	1.0	(2.0)	(5.2)	(4.2)
Other assets	0.7	0.2	—	0.3
Accounts payable and accrued liabilities and other liabilities	11.5	46.4	1.3	31.7
Net cash provided by operating activities from continuing operations	66.7	59.6	90.3	88.3
Cash flows from investing activities of continuing operations:
Acquisitions, net of cash received	(7.1)	(0.3)	(7.4)	(0.3)
Additions to property, plant and equipment	(46.6)	(34.8)	(85.2)	(61.8)
Additions to intangible assets	(2.4)	(1.8)	(4.9)	(4.1)
Proceeds from sale of property, plant and equipment	0.6	0.6	1.0	0.7
Other investing activities	(0.1)	—	0.4	—
Net cash used in investing activities from continuing operations	(55.6)	(36.3)	(96.1)	(65.5)

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Cash flows from financing activities of continuing operations:
Payments of long-term debt	(5.2)	(753.6)	(9.7)	(757.0)
Issuance of long-term debt	—	750.0	—	750.0
Proceeds from short-term borrowings	10.0	45.0	10.0	45.0
Payments on short-term borrowings	—	(10.0)	—	(10.0)
Premiums and costs paid upon extinguishment of long-term debt	—	(20.6)	—	(20.6)
Issuance of common shares	0.4	14.7	1.6	15.7
Common shares repurchased and canceled	(0.2)	(13.2)	(2.0)	(16.3)
Financing fees	—	(10.6)	—	(11.3)
Dividends paid to common shareholders	(11.6)	(9.9)	(22.9)	(19.6)
Payment of deferred consideration for acquisitions	—	(0.1)	(0.1)	(1.8)
Other financing activities	0.7	(0.9)	4.6	4.3
Net cash used in financing activities from continuing operations	(5.9)	(9.2)	(18.5)	(21.6)
Cash flows from discontinued operations:
Operating activities of discontinued operations	—	(2.6)	—	(1.8)
Investing activities of discontinued operations	—	—	—	—
Financing activities of discontinued operations	—	—	—	—
Net cash used in discontinued operations	—	(2.6)	—	(1.8)
Effect of exchange rate changes on cash	(1.0)	0.5	(1.9)	(0.3)
Net increase (decrease) in cash, cash equivalents and restricted cash	4.2	12.0	(26.2)	(0.9)
Cash and cash equivalents and restricted cash, beginning of period	98.0	102.2	128.4	115.1
Cash and cash equivalents and restricted cash, end of period	$102.2	$114.2	$102.2	$114.2

Cash and cash equivalents and restricted cash:
Cash and cash equivalents	$98.5	$114.2	$98.5	$114.2
Cash included in prepaid expenses and other current assets	3.7	—	3.7	—
Total	$102.2	$114.2	$102.2	$114.2

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PRIMO WATER CORPORATION					EXHIBIT 4
SEGMENT INFORMATION
(in millions of U.S. dollars, except percentage amounts)
Unaudited
	For the Three Months Ended July 2, 2022
	North America	Europe	Other	Eliminations	Total
Revenue, net
Water Direct/Water Exchange	$321.1	$53.7	$11.7	$—	$386.5
Water Refill/Water Filtration	47.3	8.2	0.7	—	56.2
Other Water	22.2	0.4	21.5	—	44.1
Water Dispensers	18.5	—	—	—	18.5
Other	27.6	7.6	30.9	—	66.1
Total	$436.7	$69.9	$64.8	$—	$571.4

Gross profit	$260.4	$46.8	$25.1	$—	$332.3
Gross margin %	59.6%	67.0%	38.7%	—%	58.2%
Selling, general and administrative	$208.6	$45.9	$37.1	$—	$291.6
SG&A % of revenue	47.8%	65.7%	57.3%	—%	51.0%
Operating income (loss)	$48.3	$(29.1)	$(12.6)	$—	$6.6
Depreciation and amortization	$44.3	$10.1	$5.8	$—	$60.2

	For the Three Months Ended July 3, 2021
	North America	Europe	Other	Eliminations	Total
Revenue, net
Water Direct/Water Exchange	$264.9	$47.7	$10.4	$—	$323.0
Water Refill/Water Filtration	45.1	7.8	0.2	—	53.1
Other Water	42.2	0.4	22.0	—	64.6
Water Dispensers	17.6	—	—	—	17.6
Other	26.9	8.4	32.8	(0.3)	67.8
Total	$396.7	$64.3	$65.4	$(0.3)	$526.1

Gross profit	$225.6	$44.2	$27.4	$—	$297.2
Gross margin %	56.9%	68.7%	41.9%	—%	56.5%
Selling, general and administrative	$180.6	$46.0	$33.3	$—	$259.9
SG&A % of revenue	45.5%	71.5%	50.9%	—%	49.4%
Operating income (loss)	$40.1	$(1.6)	$(6.9)	$—	$31.6
Depreciation and amortization	$36.5	$9.9	$5.6	$—	$52.0

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	For the Six Months Ended July 2, 2022
	North America	Europe	Other	Eliminations	Total
Revenue, net
Water Direct/Water Exchange	$599.4	$101.9	$22.5	$—	$723.8
Water Refill/Water Filtration	89.5	16.4	1.2	—	107.1
Other Water	56.2	0.8	37.5	—	94.5
Water Dispensers	32.7	—	—	—	32.7
Other	56.0	15.1	68.3	—	139.4
Total	$833.8	$134.2	$129.5	$—	$1,097.5

Gross profit	$492.4	$90.6	$48.9	$—	$631.9
Gross Margin %	59.1%	67.5%	37.8%	—%	57.6%
Selling, general and administrative expenses	$408.3	$92.1	$69.5	$—	$569.9
SG&A % of Revenue	49.0%	68.6%	53.7%	—%	51.9%
Operating income (loss)	$76.6	$(32.7)	$(22.0)	$—	$21.9
Depreciation and amortization	$89.6	$19.9	$11.9	$—	$121.4

	For the Six Months Ended July 3, 2021
	North America	Europe	Other	Eliminations	Total
Revenue, net
Water Direct/Water Exchange	$503.7	$88.0	$18.9	$—	$610.6
Water Refill/Water Filtration	90.2	15.7	0.2	—	106.1
Other Water	83.1	0.6	37.2	—	120.9
Water Dispensers	32.6	—	—	—	32.6
Other	52.6	15.6	67.0	(0.9)	134.3
Total	$762.2	$119.9	$123.3	$(0.9)	$1,004.5

Gross profit	$430.1	$82.2	$49.4	$—	$561.7
Gross Margin %	56.4%	68.6%	40.1%	—%	55.9%
Selling, general and administrative expenses	$356.4	$87.1	$64.4	$—	$507.9
SG&A % of Revenue	46.8%	72.6%	52.2%	—%	50.6%
Operating income (loss)	$66.2	$(5.0)	$(16.5)	$—	$44.7
Depreciation and amortization	$74.3	$19.6	$11.2	$—	$105.1

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Press Release

PRIMO WATER CORPORATION					EXHIBIT 5
SUPPLEMENTARY INFORMATION - NON-GAAP - ANALYSIS OF REVENUE AND GROSS PROFIT BY REPORTING SEGMENT
(in millions of U.S. dollars, except percentage amounts)
Unaudited

	For the Three Months Ended July 2, 2022
	North America	Europe	Other	Eliminations	Primo
Change in revenue	$40.0	$5.6	$(0.6)	$0.3	$45.3
Impact of foreign exchange (a)	$0.7	$8.6	$3.9	$—	$13.2
Change excluding foreign exchange	$40.7	$14.2	$3.3	$0.3	$58.5
Percentage change in revenue	10.1%	8.7%	(0.9)%	(100.0)%	8.6%
Percentage change in revenue excluding foreign exchange	10.3%	22.1%	5.0%	(100.0)%	11.1%

	For the Six Months Ended July 2, 2022
	North America	Europe	Other	Eliminations	Primo
Change in revenue	$71.6	$14.3	$6.2	$0.9	$93.0
Impact of foreign exchange (a)	$0.7	$13.1	$4.0	$—	$17.8
Change excluding foreign exchange	$72.3	$27.4	$10.2	$0.9	$110.8
Percentage change in revenue	9.4%	11.9%	5.0%	(100.0)%	9.3%
Percentage change in revenue excluding foreign exchange	9.5%	22.9%	8.3%	(100.0)%	11.0%

	For the Three Months Ended July 2, 2022
	North America	Europe	Other	Eliminations	Primo
Change in gross profit	$34.8	$2.6	$(2.3)	$—	$35.1
Impact of foreign exchange (a)	$0.4	$5.9	$0.7	$—	$7.0
Change excluding foreign exchange	$35.2	$8.5	$(1.6)	$—	$42.1
Percentage change in gross profit	15.4%	5.9%	(8.4)%	—%	11.8%
Percentage change in gross profit excluding foreign exchange	15.6%	19.2%	(5.8)%	—%	14.2%

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Press Release

	For the Six Months Ended July 2, 2022
	North America	Europe	Other	Eliminations	Primo
Change in gross profit	$62.3	$8.4	$(0.5)	$—	$70.2
Impact of foreign exchange (a)	$0.4	$9.2	$0.2	$—	$9.8
Change excluding foreign exchange	$62.7	$17.6	$(0.3)	$—	$80.0
Percentage change in gross profit	14.5%	10.2%	(1.0)%	—%	12.5%
Percentage change in gross profit excluding foreign exchange	14.6%	21.4%	(0.6)%	—%	14.2%

(a) Impact of foreign exchange is the difference between the current period revenue and gross profit translated utilizing the current period average foreign exchange rates less the current period revenue and gross profit translated utilizing the prior period average foreign exchange rates.

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Press Release

PRIMO WATER CORPORATION				EXHIBIT 6
SUPPLEMENTARY INFORMATION - NON-GAAP - EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION & AMORTIZATION
(EBITDA)
(in millions of U.S. dollars, except percentage amounts)
Unaudited

	For the Three Months Ended		For the Six Months Ended
	July 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021

Net Loss	$(22.5)	$(8.3)	$(29.2)	$(18.5)
Interest expense, net	17.0	17.7	33.9	36.7
Income tax expense (benefit)	1.4	(3.4)	3.8	1.3
Depreciation and amortization	60.2	52.0	121.4	105.1
EBITDA	$56.1	$58.0	$129.9	$124.6

Acquisition and integration costs (a)	4.9	2.4	9.2	3.7
Share-based compensation costs (b)	4.2	3.8	7.5	6.2
COVID-19 costs (c)	—	0.5	—	1.2
Impairment charges (d)	29.1	—	29.1	—
Foreign exchange and other losses (gains), net (e)	11.5	(1.0)	15.4	(1.1)
Loss on disposal of property, plant and equipment, net (f)	0.1	3.3	1.8	5.4
Loss on extinguishment of long-term debt (g)	—	27.2	—	27.2
Other adjustments, net (h)	2.1	5.3	3.0	8.5
Adjusted EBITDA	$108.0	$99.5	$195.9	$175.7

Revenue, net	$571.4	$526.1	$1,097.5	$1,004.5
Adjusted EBITDA margin %	18.9%	18.9%	17.8%	17.5%

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Press Release

		For the Three Months		For the Six Months Ended
	Location in Consolidated Statements of Operations	July 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021
		(Unaudited)		(Unaudited)
(a) Acquisition and integration costs	Acquisition and integration expenses	$4.9	$2.4	$9.2	$3.7
(b) Share-based compensation costs	Selling, general and administrative expenses	4.2	3.8	7.5	6.2
(c) COVID-19 costs	Selling, general and administrative expenses	—	0.5	—	1.2
(d) Impairment charges	Impairment charges	29.1	—	29.1	—
(e) Foreign exchange and other losses (gains), net	Other expense, net	11.5	(1.0)	15.4	(1.1)
(f) Loss on disposal of property, plant and equipment, net	Loss on disposal of property, plant and equipment, net	0.1	3.3	1.8	5.4
(g) Loss on extinguishment of long-term debt	Other expense, net	—	27.2	—	27.2
(h) Other adjustments, net	Other expense, net	(0.4)	(0.2)	(1.7)	(0.5)
	Selling, general and administrative expenses	2.5	5.5	4.7	9.0

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Press Release

PRIMO WATER CORPORATION		EXHIBIT 7
SUPPLEMENTARY INFORMATION - NON-GAAP - FREE CASH FLOW AND ADJUSTED FREE CASH FLOW
(in millions of U.S. dollars)
Unaudited

	For the Three Months Ended
	July 2, 2022	July 3, 2021

Net cash provided by operating activities from continuing operations	$66.7	$59.6
Less: Additions to property, plant, and equipment	(46.6)	(34.8)
Less: Additions to intangible assets (a)	(2.4)	(1.8)
Free Cash Flow	$17.7	$23.0

Acquisition and integration cash costs	3.1	2.4
COVID-19 related cash costs	—	0.5
Deferred payroll tax related cash costs - government programs	—	0.5
Adjusted Free Cash Flow	$20.8	$26.4

	For the Six Months Ended
	July 2, 2022	July 3, 2021

Net cash provided by operating activities from continuing operations	$90.3	$88.3
Less: Additions to property, plant, and equipment	(85.2)	(61.8)
Less: Additions to intangible assets (a)	(4.9)	(4.1)
Free Cash Flow	$0.2	$22.4

Acquisition and integration cash costs	8.1	7.3
COVID-19 related cash costs	—	1.5
Deferred payroll tax related cash costs - government programs	—	0.9
Adjusted Free Cash Flow	$8.3	$32.1

a) Prior period has been recast to include additions to intangible assets

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Press Release

PRIMO WATER CORPORATION				EXHIBIT 8
SUPPLEMENTARY INFORMATION-NON-GAAP-ADJUSTED NET INCOME AND ADJUSTED EPS
(in millions of U.S. dollars, except share amounts)
Unaudited
	For the Three Months Ended		For the Six Months Ended
	July 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021
Net loss (as reported)	$(22.5)	$(8.3)	$(29.2)	$(18.5)

Adjustments:
Amortization expense of customer lists	12.1	12.5	25.0	24.7
Acquisition and integration costs	4.9	2.4	9.2	3.7
Share-based compensation costs	4.2	3.8	7.5	6.2
COVID-19 costs	—	0.5	—	1.2
Impairment charges	29.1	—	29.1	—
Foreign exchange and other losses (gains), net	11.5	(1.0)	15.4	(1.1)
Loss on extinguishment of long-term debt	—	27.2	—	27.2
Other adjustments, net	2.1	5.3	3.0	8.5
Tax impact of adjustments (a)	(8.1)	(14.9)	(12.8)	(15.1)
Adjusted net income	$33.3	$27.5	$47.2	$36.8

Earnings Per Share (as reported)
Net loss	$(22.5)	$(8.3)	$(29.2)	$(18.5)

Basic EPS	$(0.14)	$(0.05)	$(0.18)	$(0.11)
Diluted EPS	$(0.14)	$(0.05)	$(0.18)	$(0.11)

Weighted average common shares outstanding (in thousands)
Basic	161,149	161,561	161,038	161,097
Diluted	161,149	161,561	161,038	161,097

Adjusted Earnings Per Share (Non-GAAP)
Adjusted net income (Non-GAAP)	$33.3	$27.5	$47.2	$36.8
Adjusted diluted EPS (Non-GAAP)	$0.21	$0.17	$0.29	$0.23
Diluted weighted average common shares outstanding (in thousands) (Non-GAAP) (b)	161,894	163,097	161,934	162,819

(a) The tax effect for adjusted net income is based upon an analysis of the statutory tax treatment and the applicable tax rate for the jurisdiction in which the pre-tax adjusting items incurred and for which realization of the resulting tax benefit (if any) is expected. A reduced or 0% tax rate is applied to jurisdictions where we do not expect to realize a tax benefit due to a history of operating losses or other factors resulting in a valuation allowance related to deferred tax assets.

(b) Includes the impact of dilutive securities of 745 and 896 for the three and six months ended July 2, 2022 and 1,536 and 1,722 for the three and six months ended July 3, 2021, respectively. These dilutive securities were excluded from GAAP diluted weighted average common shares outstanding due to net loss from continuing operations reported in those periods.

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